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                                                                    EXHIBIT 10.3

                     FIRST AMENDMENT TO PURCHASE AGREEMENT
                     -------------------------------------

         This FIRST AMENDMENT TO PURCHASE AGREEMENT (the "Amendment") is entered into as of September 30, 1996, by and between MOTORVAC TECHNOLOGIES, INC., a Delaware corporation ("MotorVac"), on the one hand, and INTERNATIONAL TURBO CENTER, INC., a California corporation ("ITC"), and ENVIROMOTIVE, INC., a California corporation and a wholly-owned subsidiary of ITC ("Enviromotive," and, collectively with ITC, the "Companies"), on the other hand.

                                   RECITALS:
                                   --------

         A. MotorVac and the Companies have previously entered into a Purchase Agreement entered into as of February 22, 1996, but made effective as of December 31, 1995 (the "Purchase Agreement").

         B. MotorVac and the Companies desire to amend the Purchase Agreement to provide that the Companies shall accept aggregate payments of (i) One Hundred Seventy-Two Thousand Fifty-Nine and 21/100 Dollars ($172,059.21) in full payment of the Diesel Detergent Payments (as defined in the Purchase Agreement) and (ii) Twenty-Eight Thousand Dollars ($28,000) in full payment of the Additional Payments (as defined in the Purchase Agreement).

                                  AGREEMENT:
                                  ---------
         NOW, THEREFORE, in consideration of the foregoing Recitals and the mutual agreements and obligations of the parties hereto, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Amendment. The Companies hereby agree that payment by MotorVac in
            ---------
the amount of (i) One Hundred Seventy-Two Thousand Fifty-Nine and 21/100 Dollars ($172,059.21) shall be accepted by the Companies as payment in full of all Diesel Detergent Payments (as defined in the Purchase Agreement) payable under the Purchase Agreement (the "Accelerated Diesel Payment") and (ii) Twenty-Eight Thousand Dollars ($28,000) shall be accepted by the Companies as payment in full of the Additional Payments (as defined in the Purchase Agreement) payable under the Purchase Agreement (the "Accelerated Additional Payment"). MotorVac shall pay the Accelerated Diesel Payment to the Guarantors (as defined below) and shall deliver the Accelerated Additional Payment to Allen, Matkins, Leck, Gamble & Mallory LLP for delivery to the Internal Revenue Service, in each case on behalf of the Companies, within ten (10) days of receipt of a fully executed copy of this Amendment executed by Enviromotive and ITC and an executed acknowledgment from each of the Guarantors in a form reasonably acceptable to MotorVac (the "Payment Date"). In consideration of MotorVac

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agreeing to make the Accelerated Diesel Payment and the Accelerated Additional
Payment, the Companies agree that MotorVac shall be fully released and discharged from any further obligation to make any Diesel Detergent Payments and/or Additional Payments under Sections 1(a)(ii) and (iii) of the Purchase Agreement or otherwise under the Purchase Agreement.

          2.   Payment to Guarantors.  By letter dated May 23, 1996 (the
               ---------------------
"Guarantor Instruction Letter"), Enviromotive instructed MotorVac to make all payments of the Diesel Detergent Payments to certain individuals (collectively, the "Guarantors") in the amounts set forth in the Guarantor Instruction Letter. Enviromotive hereby notifies and instructs MotorVac to pay on behalf of Enviromotive directly to the Guarantors (or their designee) and in proportion to the percentages listed in the Guarantor Instruction Letter, the full amount of the Accelerated Diesel Payment. Enviromotive acknowledges and agrees that the receipt by the Guarantors of the Accelerated Diesel Payment shall be deemed to be payment in full of the Diesel Detergent Payments and the Accelerated Diesel Payment to Enviromotive. Enviromotive acknowledges that MotorVac's agreement to make the Accelerated Diesel Payment is conditioned upon each of the Guarantors agreeing to receive its portion of the Accelerated Diesel Payment and executing and delivering to MotorVac an acknowledgment, reasonably acceptable to MotorVac, of the terms of this Amendment.

          3.   Payment to Internal Revenue Service.  The Companies hereby
               -----------------------------------
instruct MotorVac to pay the Accelerated Additional Payment to the Internal Revenue Service for the benefit of ITC Trust Fund Account No. 95-2458416. Not later than the Payment Date, MotorVac shall deliver to Allen, Matkins, Leck, Gamble & Mallory LLP, MotorVac's attorneys, a check in the amount of Twenty-Eight Thousand Dollars ($28,000) representing the Accelerated Additional Payment. MotorVac shall instruct Allen, Matkins, Leck, Gamble & Mallory LLP to deliver such amount to the Internal Revenue Service, Department of the Treasury, 1130 Civic Center Boulevard, Suite B, Yuba City, California 95933 Attention:
Barbara Lane, together with a copy of the check to Ray Mushet, Jack Meismer and Doug Decinces. The check representing payment of the Accelerated Additional Payment shall note that it is in payment of the Trust Fund Account balance, Account No. 95-2458416, for the benefit of ITC.

          4.   Miscellaneous.  Except as amended hereby, the Purchase Agreement
               -------------
shall remain in full force and effect. This Amendment shall be governed by and construed in accordance with the laws of the State of California and may be amended only by a written instrument executed by each of the parties hereto. This Amendment may be executed in one or more counterparts (including by means of a telecopied signature page), each of which shall be deemed an original, but all of which together shall constitute a single agreement. This Amendment, together with the Purchase Agreement (as amended hereby) and the Guarantor Instruction Letter (as amended hereby), constitutes the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, is intended as a complete and exclusive statement of the terms of their agreement and supersedes any prior or contemporaneous oral or written agreements or understandings related to the subject matter hereof.

          IN WITNESS HEREOF, the parties hereto have executed this Amendment as of the date first above written.

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         "Enviromotive"          ENVIROMOTIVE, INC., a California corporation

                                 By:         /s/ Jack Misemer
                                     _________________________________________

                                      Name:      Jack Misemer
                                            __________________________________

                                      Title:     President
                                             _________________________________


         "ITC"                   INTERNATIONAL TURBO CENTER, INC., a
                                 California corporation

                                 By:         /s/ Jack Misemer
                                     _________________________________________

                                      Name:      Jack Misemer
                                            __________________________________

                                      Title:     President
                                             _________________________________

         "MotorVac"              MOTORVAC TECHNOLOGIES, INC., a
                                 Delaware corporation

                                 By:  /s/ Allan T. Maguire
                                     _________________________________________
                                      Allan T. Maguire
                                      Vice President, Finance and Chief
                                      Financial Officer

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